Victory Portfolios

Victory Integrity Small-Cap Value Fund

Class A, Class C, Class R, Class R6, and Class Y

Supplement dated June 5, 2026

to the Prospectus and Summary Prospectus dated November 1, 2025

The Portfolio Management table found on page 20 of the Prospectus and page 6 of the Summary Prospectus is hereby deleted and replaced with the following:

	Title	Tenure with the Fund
Daniel G. Bandi, CFA	Chief Investment Officer	Since 2004
Daniel J. DeMonica, CFA	Senior Portfolio Manager	Since 2004
Adam I. Friedman	Senior Portfolio Manager	Since 2004
Joe A. Gilbert, CFA	Portfolio Manager	Since 2004
J. Bryan Tinsley, CFA	Portfolio Manager	Since 2004
Michael P. Wayton	Portfolio Manager	Since 2018

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

34282-00-0626